SUMMIT MUTUAL FUNDS, INC.

                                  APEX SERIES

                              SUMMIT EVEREST FUND
                          SUMMIT LARGE CAP GROWTH FUND
                          SUMMIT NASDAQ-100 INDEX FUND
                                SUMMIT BOND FUND
                       SUMMIT SHORT-TERM GOVERNMENT FUND
                          SUMMIT HIGH YIELD BOND FUND
                            SUMMIT MONEY MARKET FUND
                    (EACH A "FUND" AND TOGETHER THE "FUNDS")

  SUPPLEMENT DATED SEPTEMBER 15, 2008 TO THE PROSPECTUS DATED FEBRUARY 1, 2008

On September 9, 2008, the Board of Directors of Summit Mutual Funds, Inc. unanimously approved certain transactions that will affect your Fund.

Summit Investment Partners, Inc. ("SIP"), the investment adviser to the Funds, is an indirect wholly-owned subsidiary of UNIFI Mutual Holding Company ("UNIFI"). Within the UNIFI structure, there is another mutual fund family, the Calvert Family of Funds for which Calvert Asset Management Company, Inc. ("CAMCO"), also an indirect wholly-owned subsidiary of UNIFI, serves as the investment adviser.

At its September 9, 2008 meeting, your Board of Directors considered a proposal from UNIFI, SIP and CAMCO to effect an internal realignment of UNIFI's mutual fund operations by combining the Summit and Calvert Families of Funds with a view to providing increased shareholder benefits and operational efficiencies. Following detailed presentations by CAMCO, UNIFI and SIP, the Board of Directors determined that proceeding with the proposed realignment is in the best interests of the Funds' shareholders.

The proposed realignment involves a number of actions, certain of which require shareholder approval including: (i) a new investment advisory agreement for certain of the Funds whereby CAMCO would replace SIP as the investment adviser for the Funds; (ii) a new investment sub-advisory agreement between CAMCO and SIP pursuant to which SIP will serve as sub-adviser for the Summit Large Cap Growth Fund; (iii) the reorganization of certain Summit Funds into Calvert Funds having similar investment objectives and policies (see table below); (iv) the election of a new board of directors for Summit Mutual Funds, Inc. to replace the current board; and (v) the liquidation of the Summit Nasdaq-100 Index Fund.


PROPOSED REORGANIZATIONS
     ACQUIRED FUNDS      MMERGING WITH AND INTO                     ACQUIRING FUNDS
Summit Bond Fund                                         Calvert Income Fund
Summit Everest Fund                                      Calvert Large Cap Value Fund
Summit Money Market Fund                                 Calvert Cash Reserves Institutional Prime Fund


Subject to receipt of the necessary shareholder approvals, it is proposed that these actions, and the internal realignment more generally, will become effective in early December. A Special Meeting of Shareholders will be held on or about November 13, 2008 to vote on the proposed investment advisory contract and elect the new board of directors. A separate Special Meeting of Shareholders will be held on or about November 25, 2008 to vote on the proposed reorganizations and the proposed liquidation of the Summit Nasdaq-100 Index Fund. You will be receiving proxy materials in the near future on these proposals.




                              PLEASE KEEP THIS SUPPLEMENT
                                 FOR FUTURE REFERENCE